UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

BRAZIL MINERALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Bahia, 2463 - Suite 205

Belo Horizonte, Minas Gerais 30.160-012, Brazil

(Address of principal executive offices, including zip code)

+55-11-3956-1109

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Brazil Minerals, Inc. (the “Company”) previously filed a Technical Report Summary (the “TRS”) prepared for Apollo Resources Corporation (“Apollo Resources”), a private company of which the Company owns 44.41%, relating to iron mineral resources in Apollo Resources’ Rio Piracicaba Project located in the Iron Quadrangle region of the state of Minas Gerais in Brazil, which TRS was filed as Exhibit 96.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 (the “Original 8-K”). In addition, as required pursuant to Items 601 and 1302 of Regulation S-K, the Company filed Consents of Qualified Persons as Exhibits 23.1 and 23.2 to the Original 8-K.

Subsequent to the filing of the Original 8-K, the TRS has been revised. This Amendment No.1 to the Original 8-K is being filed solely to file the revised TRS as Exhibit 96.1 and revised Consents of Qualified Persons as Exhibits 23.1 and 23.2, all in accordance with Items 601 and 1302 of Regulation S-K, as applicable. Except as described herein, all other information in the Original 8-K remains unchanged as of the date hereof.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

23.1	Consent of Volodymyr Myadzel, PhD

23.2	Consent of Orlando Garcia Rocha Filho

96.1	Technical Report Summary – Rio Piracicaba Project

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL MINERALS, INC.

Dated: June 3, 2022	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer